                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement        [_]  Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                        Mine Safety Appliances Company
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)



Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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Notes:

                                     LOGO
                                      MSA

MINE SAFETY APPLIANCES COMPANY . P.O. BOX 426, PITTSBURGH, PENNSYLVANIA 15230 . PHONE (412) 967-3000

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To the Holders of Common Stock of
 Mine Safety Appliances Company:

  Notice is hereby given that the Annual Meeting of Shareholders of Mine Safety Appliances Company will be held on Tuesday, May 5, 1998, at 9:00 A.M., local Pittsburgh time, at the Company's headquarters, 121 Gamma Drive, RIDC Industrial Park, O'Hara Township, Pittsburgh, Pennsylvania for the purpose of considering and acting upon the following:

    (1) Election of Directors: The election of two directors for a term of three years;

    (2) 1998 Management Share Incentive Plan: Approval of the adoption of the Company's 1998 Management Share Incentive Plan;

    (3) Selection of Auditors: The selection of independent accountants for the year ending December 31, 1998;

and such other business as may properly come before the Annual Meeting or any adjournment thereof.

  Only the holders of Common Stock of the Company of record on the books of the Company at the close of business on February 27, 1998 are entitled to notice of and to vote at the meeting and any adjournment thereof.

  You are cordially invited to attend the meeting. Whether or not you expect to attend the meeting, please execute and date the accompanying form of proxy and return it to the Company in the enclosed self-addressed, stamped envelope at your earliest convenience. If you attend the meeting, you may, if you wish, withdraw your proxy and vote your shares in person.

                                              By Order of the Board of
                                              Directors,

                                                      Donald H. Cuozzo
                                                          Secretary

March 25, 1998

March 25, 1998

                        MINE SAFETY APPLIANCES COMPANY

                                PROXY STATEMENT

  This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Mine Safety Appliances Company (the "Company") of proxies in the accompanying form to be voted at the Annual Meeting of Shareholders of the Company to be held on Tuesday, May 5, 1998, and at any and all adjournments thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. If a proxy in the accompanying form is duly executed and returned, the shares of Common Stock represented thereby will be voted and, where a specification is made by the shareholder, will be voted in accordance with such specification. A shareholder giving the accompanying proxy has the power to revoke it at any time prior to its exercise upon written notice given to the Secretary of the Company.

  The mailing address of the principal executive offices of the Company is P.O. Box 426, Pittsburgh, Pennsylvania 15230.

                       VOTING SECURITIES AND RECORD DATE

  As of February 27, 1998, the Company had 5,053,510 shares of Common Stock issued and outstanding. Holders of Common Stock of the Company of record on the books of the Company at the close of business on February 27, 1998 are entitled to notice of and to vote at the Annual Meeting and at any adjournment thereof. Such holders are entitled to one vote for each share held and do not have cumulative voting rights with respect to the election of directors. Holders of outstanding shares of the Company's 4 1/2% Cumulative Preferred Stock are not entitled to vote at the meeting.

  See "Stock Ownership" for information with respect to share ownership by the directors and executive officers of the Company and the beneficial owners of 5% or more of the Company's Common Stock.

                     PROPOSAL NO. 1 ELECTION OF DIRECTORS

  Two directors will be elected at the Annual Meeting to serve until the Annual Meeting in 2001 and until a successor has been elected and qualified. The Board of Directors recommends a vote FOR the election of the two nominees named below, each of whom has consented to be named as a nominee and to serve if elected. Properly executed proxies timely received in the accompanying form will be voted for the election of the nominees named below, unless otherwise directed thereon, or for a substitute nominee designated by the Board in the event a nominee named becomes unavailable for election.

  The following table sets forth certain information about the nominees, both of whom are currently members of the Board, and about the other directors whose terms of office will continue after the Annual Meeting:

                     PRINCIPAL OCCUPATION AND ANY     DIRECTOR             OTHER
NAME                  POSITION WITH THE COMPANY   AGE  SINCE           DIRECTORSHIPS
----                 ---------------------------- --- --------         -------------
                           NOMINEES FOR TERMS EXPIRING IN 2001:
Helen Lee Henderson  Investor; President of        59   1991               None
                     Chiron Productions, Ltd.
                     (theatrical and media
                     productions)
John T. Ryan III     Chairman and Chief            54   1981               None
                     Executive Officer of the
                     Company
                    CONTINUING DIRECTORS WITH TERMS EXPIRING IN 1999:
Joseph L. Calihan    Managing Partner of           60   1993               None
                     Bradford Capital Partners
                     (venture capital
                     investments and
                     acquisitions); Chairman of
                     the Board of Bradford
                     Schools, Inc. (post-
                     secondary business
                     schools)
Thomas H. Witmer     President and Chief           55   1997               None
                     Executive Officer of
                     Medrad, Inc. (medical
                     products manufacturer)
                    CONTINUING DIRECTORS WITH TERMS EXPIRING IN 2000:
Calvin A. Campbell,  Chairman, President and       63   1994     Eastman Chemical Company
 Jr.                 Chief Executive Officer of
                     Goodman Equipment
                     Corporation (manufacturer
                     of underground mining
                     locomotives and plastics
                     blow molding machinery)
G. Donald Gerlach    Partner of Reed Smith Shaw    64   1989               None
                     & McClay (attorneys-at-
                     law)
Thomas B. Hotopp     President of the Company      56   1998               None

  Mr. Hotopp became President of the Company in December 1996 and previously served as Senior Vice President since 1991. Each other director has engaged in the principal occupation indicated in the above table for at least the past five years. Mr. Ryan also served as President of the Company from April 1990 to December 1996.

  The Board of Directors has established an Audit Committee, a Compensation Committee, a Nominating Committee and certain other committees. The Audit Committee, which met two times during 1997, reviews the preparations for and scope of the annual audit of the Company's financial statements, makes recommendations as to the retention of independent accountants and as to their fees and performs such other duties relating to the financial statements of the Company and other matters as the Board of Directors may assign from time to time. The current members of the Audit Committee are directors Calihan, Campbell, Gerlach and Henderson, each for a term expiring at the 1998 organizational meeting of the Board of Directors.

  The Compensation Committee presently consists of directors Campbell, Gerlach and Henderson, each for a term expiring at the 1998 organizational meeting of the Board. The Compensation Committee, which met two times in 1997, makes recommendations to the Board with respect to the compensation of officers of the Company. A report of the Compensation Committee as to its policies in recommending the 1997 compensation of the Company's executive officers appears later. The Compensation Committee also administers the Company's 1987 Management Share Incentive Plan (the "MSIP").

  The current members of the Nominating Committee are directors Calihan, Gerlach, Henderson and Ryan, each for a term expiring at the 1998 organizational meeting of the Board. The Nominating Committee, which met two times in 1997, considers potential candidates for election to the Board of Directors and makes recommendations to the Board. Any shareholder who desires to have an individual considered for nomination by the Nominating Committee must submit a recommendation in writing to the Secretary of the Company not later than November 30 preceding the annual meeting at which the election is to be held.

  The Board of Directors met six times during 1997. All current directors attended at least 75% of the combined total of the meetings of the Board and of all committees on which they served.

VOTE REQUIRED

  The two candidates receiving the highest numbers of votes cast by the holders of Common Stock voting in person or by proxy will be elected as directors. A proxy vote indicated as withheld from a nominee will not be cast for such nominee but will be counted in determining whether a quorum exists for the meeting.

  The Company's Restated Articles require that any shareholder intending to nominate a candidate for election as a director must give written notice, containing specified information, to the Secretary of the Company not later than 90 days in advance of the meeting at which the election is to be held. No such notices were received with respect to the 1998 Annual Meeting. Therefore, only the nominees named above will be eligible for election at the meeting.

              OTHER INFORMATION CONCERNING DIRECTORS AND OFFICERS

EXECUTIVE COMPENSATION

  The following table sets forth information concerning the annual, long-term and other compensation paid or accrued by the Company and its subsidiaries for the years 1997, 1996 and 1995 for the persons who were in 1997 the chief executive officer and the other four most highly compensated executive officers of the Company (the "Named Officers"):

                          SUMMARY COMPENSATION TABLE

                                                                           LONG-TERM
                                   ANNUAL COMPENSATION                COMPENSATION AWARDS
                         ---------------------------------------- ---------------------------
                                                                                   SHARES
                                                                                 UNDERLYING
                                                     OTHER         RESTRICTED       STOCK
NAME AND                                            ANNUAL            STOCK        OPTIONS         ALL OTHER
PRINCIPAL POSITION  YEAR SALARY ($) BONUS ($) COMPENSATION ($)(1) AWARDS ($)(2) (# OF SHARES) COMPENSATION ($)(3)
------------------  ---- ---------- --------- ------------------- ------------- ------------- -------------------
John T. Ryan
 III,               1997  $400,000  $242,760          --               --           7,620           $36,846
Chairman and        1996   345,360   252,800          --            $214,938        8,182            32,936
Chief Executive
Officer             1995   335,280   219,500          --               --            --              28,082
Thomas B.
 Hotopp,            1997  $250,000  $127,860          --               --           3,701           $22,231
President           1996   208,320    91,100          --            $100,908        3,760            17,077
                    1995   201,840    77,000          --               --            --              15,623
Werner E.
 Christen,          1997  $298,754  $  --             --               --            --               --
Vice President      1996   316,453    39,325          --               --            --               --
(Managing
Director            1995   323,153    42,412          --               --            --               --
of MSA Europe)
George R. McGee
 (4)                1997  $180,000  $ 76,620          --               --            --             $94,022
Vice
President/General   1996     --        --             --               --            --               --
Manager-
Instrument          1995     --        --             --               --            --               --
Division
James E. Herald,    1997  $157,200  $ 65,270          --               --           1,770           $20,168
Vice President-     1996   150,000    71,400          --            $ 52,943        1,970            18,525
Finance             1995   150,000    56,500          --               --            --              17,586

--------
(1) For each year, the incremental cost to the Company of personal benefits provided to any Named Officer did not exceed the lesser of $50,000 or 10% of aggregate salary and bonus.

(2) The amounts shown in this column represent the market values on February 27, 1996 of restricted shares awarded on that date. At December 31, 1997 the number and market values of restricted shares held by the Named Officers were as follows: Mr. Ryan, 7,242 shares ($474,351); Mr. Christen, none; Mr. Hotopp, 3,192 shares ($209,076); Mr. McGee, none; and Mr. Herald, 1,871 shares ($122,551). Holders of restricted shares receive dividends at the same rate as paid on other shares of Common Stock.

(3) 1997 amounts include Company matching contributions to the Company's Retirement Savings and Supplemental Savings Plans as follows: Mr. Ryan, $20,046; Mr. Hotopp, $14,032; Mr. McGee, $6,923; and Mr. Herald, $9,525.
    The 1997 amounts also include life insurance premiums paid by the Company as follows: Mr. Ryan, $16,800; Mr. Hotopp, $8,199; Mr. McGee, $14,774; and Mr. Herald, $10,643. The 1997 amount for Mr. McGee also includes a supplemental payment for relocation expenses of $72,325.

(4) Mr. McGee was first employed by the Company in January 1997.

STOCK OPTION GRANTS IN 1997

  The following table sets forth information concerning stock options granted to the Named Officers in 1997 under the MSIP:

                     NUMBER OF   PERCENT OF
                      SHARES    TOTAL OPTIONS                            GRANT
                    UNDERLYING   GRANTED TO     EXERCISE                 DATE
                      OPTIONS     EMPLOYEES       PRICE     EXPIRATION  PRESENT
NAME                GRANTED (#)    IN 1997    ($/SHARE) (1)    DATE    VALUE (2)
----                ----------- ------------- ------------- ---------- ---------
John T. Ryan III       1,770         7.1%        $62.01     2/25/2002   $19,957
                       5,850        23.4%        $56.375    2/25/2007   $95,641
Thomas B. Hotopp       3,701        14.8%        $56.375    2/25/2007   $60,513
Werner E. Christen      --           --            --           --        --
George R. McGee         --           --            --           --        --
James E. Herald        1,770         7.1%        $56.375    2/25/2007   $28,900

--------
(1) The exercise price is the market value of the Common Stock on the date the options were granted, except that in the case of the option for 1,770 shares granted to Mr. Ryan it is 110% of such value. The options became exercisable on August 25, 1997. Except for the option for 5,850 shares granted to Mr. Ryan and 1,931 shares of the options granted to Mr. Hotopp, all options are intended to qualify as incentive stock options under the Internal Revenue Code.

(2) The grant date present value of the options has been determined utilizing the Black-Scholes option pricing model. The assumptions used to arrive at the present values were: stock price volatility of 20%, expected dividend yield of 2.20%, expected option term of five years for the option for 1,770 shares granted to Mr. Ryan and ten years for the remaining options, and a 5% risk-free rate of return.

STOCK OPTION EXERCISES AND YEAR-END VALUES

  The following table sets forth information concerning stock options under the MSIP exercised by the Named Officers during 1997 and stock options under the MSIP held by the Named Officers at December 31, 1997.

                                                        NUMBER OF
                                                         SHARES
                                                       UNDERLYING        VALUE OF
                       NUMBER OF                       UNEXERCISED     UNEXERCISED
                        SHARES                         OPTIONS AT      IN-THE-MONEY
                       ACQUIRED          VALUE          12/31/97        OPTIONS AT
NAME                  ON EXERCISE     REALIZED (1)         (2)         12/31/97 (3)
----                  -----------     ------------     -----------     ------------
John T. Ryan III         5,905          $74,017          15,427          $217,650
Thomas B. Hotopp          --               --            11,184          $189,390
Werner E. Christen        --               --              --               --
George R. McGee           --               --              --               --
James E. Herald          3,930          $77,266           3,740          $ 56,044

--------
(1) Represents the difference between the fair market value of the shares acquired on the date of exercise and the option price.

(2) All options were exercisable at December 31, 1997.

(3) Represents the amount by which the December 31, 1997 market value of the shares subject to unexercised options exceeded the option price of those options.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

  The Compensation Committee of the Board of Directors has furnished the following report on 1997 executive compensation:

  The Compensation Committee of the Board of Directors is responsible for recommending to the Board salaries and bonuses to be paid to the Company's corporate officers, including its executive officers. The Compensation Committee was also responsible in 1997 for administering the Company's shareholder approved 1987 Management Share Incentive Plan (the "MSIP"), which permitted the Committee to make discretionary grants of stock options and restricted stock as incentives to executive officers and other key employees.

  The Compensation Committee's policy in recommending salaries is designed to pay executive officer salaries at competitive levels necessary to attract and retain competent personnel while at the same time recognizing Company, division and individual performance factors. To do this, the Company periodically retains compensation consultants to assist in evaluating each United States executive officer position and in determining the market level salary range for the position based on salaries paid for executive positions with similar duties and responsibilities by other manufacturing companies of comparable size and sales volumes. Between these periodic evaluations, market level salary ranges for each position are reviewed to reflect changes shown by data provided from compensation surveys. Within the market level salary range for each executive officer position, the salary to be paid to the individual officer is determined based on a consideration of Company, division and individual performance. For United States officers other than the chief executive officer, Company performance, measured primarily by consolidated net income for the preceding year, and compensation survey data are used to establish the aggregate budget for salary increases. Individual salary adjustments are then determined by allocating the aggregate budget taking into consideration the relationship of the officer's current salary to the market level range and an evaluation of the officer's individual performance made initially by the chief executive officer or the officer's other immediate supervisor. In the case of the chief executive officer, the individual performance evaluation and the determination of the amount of the salary adjustment are made by the Compensation Committee.

  The Company has one executive officer located overseas, Werner E. Christen, a Vice President of the Company. Mr. Christen is the Managing Director of MSA Europe. The determination of Mr. Christen's salary is made in a manner similar to that used for executive officers located in the United States, except that the market level salary range for his position is determined by reference to salaries paid for similar executive positions in Europe and corporate performance is measured by the income of the European affiliates, rather than by consolidated net income. In determining Mr. Christen's salary, the Company also takes into account the fact that Mr. Christen does not participate in stock option and restricted stock awards made to other executive officers under the MSIP and also does not receive many of the insurance and other benefits available to United States officers.

  The Committee considered 1997 executive officer salaries at its meeting in December 1996. The salary increase granted to Mr. Ryan was based on the Company's improved performance for 1996 and on a desire by the Committee to move Mr. Ryan's salary closer to the midpoint of the market level salary range for the chief executive officer position. Due to requests by Mr. Ryan to limit the amount of his salary increases in previous years, Mr. Ryan's 1996 salary was only approximately 80% of the median market salary for his position. The 1997 salary approved for Mr. Ryan approximated 89% of the market level midpoint.

  The Company's annual bonus policy is designed to make a significant percentage of an executive officer's total cash compensation dependent upon corporate and individual performance. At targeted levels for United States officers, this percentage is 50% of median market level salary for the chief executive officer, and ranges between 40% and 20% of median market level salary for other executive officers. For the chief executive officer, the percentage of the targeted bonus earned is initially determined as the percentage of achievement of a targeted level of consolidated earnings before interest and taxes (EBIT) for the year by the Company's worldwide operations. For other United States officers, from 25% to 50% of the initial bonus determination is based on the percentage of achievement of the consolidated EBIT target, and the remainder is determined based on the percentage of achievement of EBIT targets established for the Company's United States operations and, in the case of division managers, its operating divisions. The initial percentage of the targeted bonus earned based on EBIT performance may be adjusted upward or downward for each officer based upon an evaluation of the individual officer's performance during the year, which is made initially by the chief executive officer or the officer's other immediate supervisor or, in the case of the chief executive officer, by the Compensation Committee. Individual bonuses may not exceed 150% of targeted levels, and no bonus is paid based on EBIT which is less than 50% of the targeted amount. The total amount payable as bonuses for executive officers in any year may not exceed 3% of consolidated EBIT. The determination of the amount of the annual bonus to be paid to Mr. Christen is made after taking into consideration the income of the Company's European affiliates and an evaluation of his individual performance.

  The Committee considered bonuses for 1997 at its meeting in March 1998. The amount of the bonus granted to Mr. Ryan reflected the percentage of achievement by the Company of the 1997 consolidated EBIT target.

  Awards under the MSIP are intended to provide executive officers with long-term incentives in the form of stock-based compensation to remain with the Company and to work to increase shareowner value. Under both types of awards authorized by the MSIP, stock options and restricted stock, the value received by the officer is a direct function of the Company's success in achieving a long-term increase in the market value of its Common Stock. The Committee's long-term incentive award program under the MSIP was adopted in 1996 based on recommendations resulting from a study by William M. Mercer Incorporated, a compensation consulting firm. Under the program, the targeted annualized dollar value of MSIP awards for each executive officer position is based on the market level annualized dollar value of long-term incentive awards for similar positions, as determined from compensation survey data. The targeted dollar amounts for each position may be adjusted upward or downward by the Committee based on an evaluation of the officer's individual performance made initially by the chief executive officer or the officer's other immediate supervisor or, in the case of the chief executive officer, by the Committee.

  On an annualized basis, 50% of the adjusted dollar value of long-term incentive awards, as so determined, is made in the form of stock options and 50% in the form of restricted stock awards. Stock option grants are made annually, and restricted stock awards are made every other year. The number of shares for which stock options are granted to each executive officer is determined by dividing 50% of the adjusted dollar value by the per share value of the options as determined under the Black-Scholes option pricing model. Stock options are normally granted as incentive stock options within the limits established by the Internal Revenue Code and as nonqualified options above those limits. The option price is equal to the fair market value of the option shares as of the date the options are granted, except that in the case of incentive stock options granted to Mr. Ryan, the option price is 110% of the grant date fair market value. The options become exercisable six months from the date of grant and have a term of ten years, except that in the case of incentive stock options granted to Mr. Ryan the term is five years. The options generally are exercisable only while the grantee remains an employee of the Company or a subsidiary, except that the options may be exercised for limited periods after a termination of employment due to death, disability or retirement or a voluntary termination with the consent of the Company.

  The number of shares awarded in the form of restricted stock is determined by dividing 50% of the adjusted dollar value of long-term incentive awards for each executive officer by the per share market value on the date of the award, and then doubling this amount to reflect that restricted stock awards are made only once every two years. Under the terms of the awards, the restricted shares granted will vest over a term of four years, with one-half of the shares awarded vesting on March 15 of each of the third and fourth years following the award date. Until vesting, the restricted shares are held in escrow by the Company, may not be sold and generally will be forfeited if the officer's employment terminates other than by death, disability or retirement under a Company retirement plan.

  In accordance with the Committee's long-term incentive program, stock options under the MSIP were granted by the Committee at its meeting in February 1997. The amount of the stock option to Mr. Ryan was set at 103% of the targeted value for the chief executive officer position in recognition of the Company's improved performance for 1996.

  At current compensation levels, the Company does not anticipate that it will be affected by the $1 million cap on deductibility of individual executive officer compensation imposed by Section 162(m) of the Internal Revenue Code.

  The foregoing report was submitted by the Compensation Committee of the Board of Directors:

                                              Calvin A. Campbell, Jr.,
                                              Chairman
                                              G. Donald Gerlach
                                              Helen Lee Henderson

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

  There are no interlocking relationships, as defined in regulations of the Securities and Exchange Commission, involving members of the Compensation Committee.

  Directors Campbell, Gerlach and Henderson served as members of the Compensation Committee during all of 1997. Former director Leo N. Short, Jr. also served as a member of the Compensation Committee until his retirement in August 1997.

  Mr. Gerlach is a partner in the law firm of Reed Smith Shaw & McClay, which provides legal services to the Company as its outside counsel. Mr. Campbell is a majority owner, a director and Chairman, President and Chief Executive Officer of Goodman Equipment Corporation. During 1997, the Company and its affiliates received commissions of approximately $257,148 for acting as sales agents with respect to sales of certain mining locomotives and spare parts for Goodman Equipment Corporation.

  Mr. Short is a former officer of the Company. In January 1997, the Company purchased 2,428 shares of Common Stock from Mr. Short at a price of $55.44 per share. The purchase price was determined by reference to market prices at the time of the purchase.

RETIREMENT PLANS

  The following table shows the estimated annual retirement benefits payable upon normal retirement at age 65 under the Company's Non-Contributory Pension Plan for Employees to participating employees, including executive officers, in selected compensation and years-of-service classifications.

                                      5 YEAR AVERAGE COMPENSATION
         YEARS OF           -----------------------------------------------------
         SERVICE            $100,000   $300,000   $500,000   $700,000   $900,000
         --------           --------   --------   --------   --------   --------
             5              $ 6,184    $ 21,684   $ 37,184   $ 52,684   $ 68,184
            15               18,553      65,053    111,553    158,053    204,553
            25               30,922     108,422    185,922    263,422    340,922
            35               43,291     151,791    260,291    368,791    477,291
            45               53,291     181,791    310,291    438,791    567,291

--------
Notes:

1. Years of service are based upon completed months of service from date of hire to date of retirement.

2. The benefits actually payable under the plan will be subject to the limitations of Sections 415 and 401(a)(17) of the Internal Revenue Code. These limitations have not been reflected in the table. However, the Board of Directors has passed a resolution providing for the payment by the Company to officers on an unfunded basis of the difference between the amounts payable under the benefit formula of the plan and the benefit limitations of Sections 415 and 401(a)(17) of the Internal Revenue Code.

3. This table applies to employees born in calendar year 1938. The actual benefits payable will vary slightly depending upon the actual year of birth.

4. The benefits shown have been calculated using the Social Security law in effect on January 1, 1998, with a maximum taxable wage base of $68,400 assumed until retirement.

  The amounts shown in the table are straight-life annuity amounts, assuming no election of any available survivorship option, and are not subject to any Social Security or other offsets. Benefits under the plan are based on the highest annual average of the participant's covered compensation for any five consecutive years of service, with covered compensation including salary and bonus. As of December 31, 1997, years of service under the plan for the Named Officers were: Mr. Ryan III, 28.50 years; Mr. Hotopp, 6.42 years; Mr. McGee,
0.92 years; and Mr. Herald, 10.33 years.

  Mr. Christen does not participate in the Company's retirement plans, but instead participates in a separate plan of the Company's European affiliate. Assuming normal retirement at age 65, the annual retirement benefit payable to Mr. Christen under this plan would be approximately 45% of his final annual salary. Based upon his 1997 salary, the amount of Mr. Christen's annual retirement benefit is estimated to be approximately $134,500.

  The Company's Executive Insurance Program was established to assist members of senior management approved by the Board in procuring life insurance during their working careers and to provide them with additional flexibility and benefits upon retirement. Under the program, the Company's group term life insurance in excess of $50,000 is replaced with individual insurance up to an approved amount. Premiums are paid by the Company and are included under "All Other Compensation" in the above compensation table. In lieu of insurance after retirement, the participant may elect (i) an uninsured death benefit from the Company in the insurance amount, which would be taxable when paid, or
(ii) to have 75% of the insurance amount paid to him by the Company in monthly installments over 15 years. If the second uninsured alternative were selected, the annual amount payable by the Company upon retirement would be $50,000 for Mr. Ryan III, $37,500 for Mr. Hotopp, and $30,000 for Messrs. McGee and Herald. If either of the two uninsured alternatives are selected, the death benefit on the insurance policy would be paid to the Company. Mr. Christen does not participate in this program.

DIRECTOR COMPENSATION

  In 1997, directors who are not employees of the Company or one of its subsidiaries were paid a quarterly retainer of $4,000 and $1,000 for each day of a Board meeting and $700 for each meeting of a Committee of the Board that they attended. Directors who are employees of the Company or a subsidiary do not receive additional compensation for service as a director. Under the Retirement Plan for Directors, directors who retire from the Board on or after attaining age 70 and completing at least 5 years of service as a director are entitled to receive a lifetime quarterly retirement allowance equal to the quarterly directors' retainer payable at the time of their retirement.

  The 1990 Non-Employee Directors' Stock Option Plan (the "DSOP") was approved by the shareholders at the 1991 Annual Meeting. Its purposes are to enhance the mutuality of interests between the Board and the shareholders by increasing the share ownership of non-employee directors and to assist the Company in attracting and retaining able persons to serve as directors. Under the DSOP, directors who are not employees of the Company or a subsidiary receive annual stock option grants to purchase up to 500 shares of Common Stock at an option price equal to the market value on the date the options are granted. The options become exercisable six months from the date of grant and expire ten years from the date of grant. Options which have not yet become exercisable are forfeited if the grantee ceases to be a director for reasons other than death or disability. Otherwise, unexpired options may generally be exercised for two years following termination of service as a director. The total number of shares which may be issued under the DSOP is limited to 50,000 shares of Common Stock. Pursuant to the terms of the DSOP, on April 28, 1997 options to purchase 500 shares of Common Stock at an exercise price of $57.00 per share were granted to directors Calihan, Campbell, Gerlach and Henderson.

  During the period he served as a director in 1997, former director Leo N. Short, Jr. received $5,769 from the Company for consulting services.

                COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN

  Among S&P 500 Index, Russell 2000 Index and Mine Safety Appliances Company

  Set forth below is a line graph and table comparing the cumulative total returns (assuming reinvestment of dividends) for the five years ended December 31, 1997 of $100 invested on December 31, 1992 in each of the Company's Common Stock, the Standard & Poor's 500 Composite Index and the Russell 2000 Index. Because its competitors are principally privately held concerns or subsidiaries or divisions of corporations engaged in multiple lines of business, the Company does not believe it feasible to construct a peer group comparison on an industry or line-of-business basis. The Russell 2000 Index, while including corporations both larger and smaller than the Company in terms of market capitalization, is composed of corporations with an average market capitalization similar to that of the Company.



                             [GRAPH APPEARS HERE]
                  COMPARISON OF FIVE YEAR CUMULATIVE RETURN
    AMONG MINE SAFETY APPLIANCES CO., S&P 500 INDEX AND RUSSELL 2000 INDEX

                             MINE SAFETY
Measurement period           APPLIANCES          S&P 500           RUSSELL 2000
(Fiscal year covered)        COMPANY             INDEX             INDEX
---------------------        --------------      -------           ------------
Measurement PT -
12/31/92                     $100.00             $100.00             $100.00

FYE 12/31/93                 $107.52             $118.91             $110.08
FYE 12/31/94                 $117.05             $116.75             $111.54
FYE 12/31/95                 $127.64             $149.75             $153.45
FYE 12/31/96                 $144.88             $174.85             $188.69
FYE 12/31/97                 $181.78             $213.91             $251.64


                                STOCK OWNERSHIP

  Under regulations of the Securities and Exchange Commission, a person is considered the "beneficial owner" of a security if the person has or shares with others the power to vote the security (voting power) or the power to dispose of the security (investment power). In the tables which follow, "beneficial ownership" of the Company's stock is determined in accordance with these regulations and does not necessarily indicate that the person listed as a "beneficial owner" has an economic interest in the shares indicated as "beneficially owned."

BENEFICIAL OWNERSHIP OF MANAGEMENT

  The following table sets forth information regarding the amount and nature of beneficial ownership of the Company's Common Stock as of February 27, 1998 and 4 1/2% Cumulative Preferred Stock as of February 20, 1998 by each director and Named Officer and by all directors and executive officers as a group. Except as otherwise indicated in the footnotes to the table, the person named or a member of the group has sole voting and investment power with respect to the shares listed.

                                                        4 1/2% CUMULATIVE
                                 COMMON STOCK            PREFERRED STOCK
                            --------------------------- -------------------
                             AMOUNT AND                 AMOUNT AND
                              NATURE OF        PERCENT  NATURE OF   PERCENT
                             BENEFICIAL          OF     BENEFICIAL    OF
                            OWNERSHIP (1)     CLASS (1) OWNERSHIP    CLASS
                            -------------     --------- ----------  -------
John T. Ryan III                641,013(2)     12.65%       446(2)   2.02%
Joseph L. Calihan                 5,750         0.11%       --        --
Calvin A. Campbell, Jr.           2,000         0.04%       --        --
G. Donald Gerlach               273,063(3)      5.40%        93(3)   0.42%
Helen Lee Henderson             311,216(4)      6.16%       579(4)   2.62%
Thomas B. Hotopp                 72,343(5)(6)   1.43%       --        --
Thomas H. Witmer                  --             --         --        --
Werner E. Christen                  400         0.01%       --        --
George R. McGee                   1,044         0.02%       --        --
James E. Herald                  63,468(5)      1.25%       --        --
All executive officers and
 directors
 as a group (18 persons)      1,458,018(7)     28.56%     1,118      5.07%

--------
(1) The number of shares of Common Stock beneficially owned and the number of shares of Common Stock outstanding used in calculating the percent of class include the following shares of Common Stock which may be acquired within 60 days upon the exercise of stock options held under the MSIP or the DSOP: Mr. Ryan, 15,427 shares; Mr. Calihan, 2,200 shares; Mr. Campbell, 1,000 shares; Mr. Gerlach, 2,600 shares; Ms. Henderson, 2,600 shares; Mr. Witmer, none; Mr. Hotopp, 11,184 shares; Mr. Christen, none; Mr. McGee, none; Mr. Herald, 3,740 shares; and all directors and executive officers as a group, 50,751 shares. The number of shares of Common Stock beneficially owned also includes the following restricted shares awarded under the MSIP, as to which such persons have voting power only: Mr. Ryan, 7,242 shares; Mr. Hotopp, 3,192 shares; Mr. Herald, 1,871 shares; and all directors and executive officers as a group, 18,743 shares.

(2) Does not include 112,264 shares of Common Stock held by Mr. Ryan's wife. Includes 447,001 shares of Common Stock and 259 shares of 4 1/2% Cumulative Preferred Stock held by Mr. Ryan as co-trustee of various trusts and co-executor of an estate, as to which voting and investment power is shared with other co-fiduciaries. Of such shares, voting and investment power over 260,435 shares of Common Stock is shared with G. Donald Gerlach, and voting and investment power over 429,501 shares of Common Stock and 259 shares of 4 1/2% Cumulative Preferred Stock is shared with Mary Irene Ryan. See the following discussion of the beneficial ownership of Mary Irene Ryan.

(3) Includes 260,435 shares of Common Stock held by Mr. Gerlach as co-trustee of various trusts, as to which voting and investment power is shared with other co-fiduciaries. Of such shares, voting and investment power over 260,435 shares of Common Stock is shared with John T. Ryan III, and voting and investment power over 242,935 shares of Common Stock is shared with Mary Irene Ryan. See the following discussion of the beneficial ownership of Mary Irene Ryan.

(4) Includes 237,536 shares of Common Stock held in trusts, as to which Ms. Henderson shares voting and investment power with co-trustees. See the following discussion of the beneficial ownership of PNC Bank Corp. and Helen Ruth Henderson.

(5) The Company has established a Stock Compensation Trust which holds 600,000 shares of Common Stock which are available to satisfy obligations of the Company under its stock incentive plans. Under the terms of the Trust Agreement, the trustee, PNC Bank, must follow the directions of the holders of stock options under the plans, excluding members of the Board of Directors, in voting the shares held by the Trust and in determining whether such shares should be tendered in the event of a tender or exchange offer for the Common Stock. Each such option holder has the power to direct the trustee with respect to a number of shares of Common Stock equal to the shares held by the Trust divided by the number of option holders. Included in the table are 54,545 shares of Common Stock each for Messrs. Hotopp and Herald, and 436,360 shares of Common Stock for all directors and executive officers as a group, as to which such persons and other executive officers of the Company have such voting and investment power. See the following discussion of the beneficial ownership of PNC Bank Corp.

(6) Includes 1,500 shares of Common Stock as to which Mr. Hotopp shares voting and investment power with his wife.

(7) See the other footnotes above. Also includes 300 shares of Common Stock as to which an executive officer not named in the table shares voting and investment power with his wife.

5% BENEFICIAL OWNERS

  As of February 27, 1998, to the best of the Company's knowledge, six persons or entities beneficially owned more than 5% of the Company's Common Stock. The beneficial ownership of John T. Ryan III, G. Donald Gerlach and Helen Lee Henderson appears in the immediately preceding table. The following table sets forth the beneficial ownership of the other 5% beneficial owners, based upon information provided by such persons:

NAME AND ADDRESS                     AMOUNT AND NATURE OF                 PERCENT
OF BENEFICIAL OWNER                  BENEFICIAL OWNERSHIP                 OF CLASS
-------------------                  --------------------                 --------
Mary Irene Ryan                            636,239(1)(2)(3)                12.59%
20 West Woodland Road
Pittsburgh, Pennsylvania 15232
PNC Bank Corp.                             934,789(4)(5)(6)(7)             18.50%
PNC Bank Building
Pittsburgh, Pennsylvania 15265
Helen Ruth Henderson                       407,026(7)(8)(9)                 8.05%
728 Fairview Road
Pittsburgh, Pennsylvania 15238

--------
(1) Mary Irene Ryan has sole voting and investment power with respect to 206,738 and 110,738 shares, respectively, and shares voting and investment power with respect to 429,501 and 525,501 shares, respectively.

(2) Includes 429,501 shares of Common Stock as to which Mary Irene Ryan and John T. Ryan III share voting and investment power as co-fiduciaries. Mary Irene Ryan is the mother of John T. Ryan III.

(3) Includes 242,935 shares of Common Stock as to which Mary Irene Ryan and G. Donald Gerlach share voting and investment power as co-fiduciaries.

(4) All shares are held by subsidiary banks of PNC Bank Corp. ("PNC") in various fiduciary capacities. The banks have sole voting and investment power with respect to 63,413 and 5,644 shares, respectively, and share voting and investment power with respect to 271,376 and 874,845 shares, respectively.

(5) Includes 219,036 shares as to which PNC and Helen Lee Henderson share voting and investment power as co-trustees. The trustees have delegated the authority to vote these shares to Helen Lee Henderson.

(6) Includes 600,000 shares of Common Stock held by the Company's Stock Compensation Trust, as to which investment power is shared with certain executive officers of the Company and other holders of stock options under Company plans. See footnote (5) to the immediately preceding table.

(7) Includes 52,340 shares as to which PNC and Helen Ruth Henderson share voting and investment power.

(8) Helen Ruth Henderson has sole voting and investment power with respect to 290,634 shares and shares voting and investment power with respect to 116,392 and 70,840 shares, respectively. Does not include 6,240 shares of Common Stock held by Helen Ruth Henderson's husband.

(9) Includes 18,500 shares as to which Helen Ruth Henderson and Helen Lee Henderson share voting and investment power. Helen Ruth Henderson is the mother of Helen Lee Henderson.

BENEFICIAL OWNERSHIP OF RYAN AND HENDERSON FAMILIES

  The preceding tables disclose in accordance with Securities and Exchange Commission requirements only a portion of the aggregate beneficial ownership of the Company's Common Stock by the Ryan and Henderson families. As of February 27, 1998, members of the extended family of John T. Ryan III and Mary Irene Ryan, including trusts for their benefit, beneficially owned to the knowledge of the Company an aggregate of 1,716,569 shares of Common Stock, representing 33.86% of the outstanding shares. As of the same date, members of the extended family of Helen Lee Henderson and Helen Ruth Henderson, including trusts for their benefit, beneficially owned to the knowledge of the Company an aggregate of 770,106 shares of Common Stock, representing 15.23% of the outstanding shares.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

  Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") requires that directors and officers of the Company and beneficial owners of more than 10% of its Common Stock file reports with the Securities and Exchange Commission with respect to changes in their beneficial ownership of equity securities of the Company. Based solely upon a review of the copies of such reports furnished to the Company and written representations by certain persons that reports on Form 5 were not required, the Company believes that all 1997 Section 16(a) filing requirements applicable to its directors, officers and greater-than-10% beneficial owners were complied with.

                                PROPOSAL NO. 2
                     1998 MANAGEMENT SHARE INCENTIVE PLAN

GENERAL

  The shareholders are being asked to consider and approve the adoption of the 1998 Management Share Incentive Plan (the "Plan"), as described herein and in Annex A hereto. The Plan was adopted by the Board of Directors of the Company (the "Board") on March 11, 1998 and became effective on that date, subject to the approval of this Proposal by the shareholders. The Plan will replace the Company's 1987 Management Share Incentive Plan, which expired on December 16, 1997, and no further awards may be granted under that plan.

  THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" APPROVAL OF THE ADOPTION OF THE 1998 MANAGEMENT SHARE INCENTIVE PLAN. Unless otherwise specified thereon, proxies received in the accompanying form will be voted in favor of the approval of the Plan.

  The purpose of the Plan is to benefit the Company's shareholders by encouraging high levels of performance by individuals whose performance is a key element in achieving the Company's continued success by rewarding the creation of shareholder value, and to enable the Company to recruit, reward, retain and motivate employees to work as a team to achieve the Company's goals.

  The Plan provides for the grant of incentive stock options ("ISOs"), as defined in Section 422 of the Internal Revenue Code of 1986, as amended from time to time (the "Code"), and options which do not qualify as ISOs, known as nonqualified stock options ("NSOs," and, together with ISOs, "options"). Options granted under the Plan may be accompanied by stock appreciation rights ("Tandem SARs"), and stock appreciation rights may be granted alone ("Stand-Alone SARs," and, together with Tandem SARs, "SARs"). Performance awards ("Performance Awards") may also be granted under the Plan, which Performance Awards may be contingent on the performance of the Company, a subsidiary or a participant, or any combination thereof. The Plan also provides for the granting of restricted stock and other awards. All of the foregoing grants are sometimes referred to herein as "awards," and the recipient of any award or grant is sometimes referred to herein as a "grantee."

  The participants in the Plan will consist of those employees of the Company and its subsidiaries who are designated as grantees by the Committee administering the Plan (as described below in "Plan Administration"). Since the identity and number of the participants (and the amount and nature of their awards) will be determined by the Committee, the number of potential participants cannot be stated herein.

  The description of the Plan set forth herein is qualified in its entirety by reference to the text of the Plan as set forth in Annex A hereto.

PLAN ADMINISTRATION

  The Plan and all awards granted thereunder are administered by a committee ("the Committee") appointed by the Board and composed of two or more directors. If at any time no Committee has been appointed, the Board will serve as the Committee. A majority of the members of the Committee will constitute a quorum. The vote of a majority of a quorum (or the unanimous written consent of the Committee members) will constitute action by the Committee. The Plan will initially be administered by the Compensation Committee of the Board.

  The Committee will periodically determine the participants in the Plan and the nature, amount, pricing, timing, and other terms of awards to be made to such individuals.

  The Committee has the power to interpret and administer the Plan. All questions of interpretation with respect to the Plan, the number of shares of Common Stock or other securities, SARs, or units granted, and the terms of any agreements evidencing such awards will be determined by the Committee, and its determination will be final and conclusive upon all parties in interest. In the event of any conflict between an award agreement and the Plan, the terms of the Plan govern.

  The Committee may delegate to the officers or employees of the Company the authority to execute and deliver such instruments and documents, to do all such ministerial acts and things, and to take all such other ministerial steps deemed necessary, advisable or convenient for the effective administration of the Plan in accordance with its terms and purpose.

SECURITIES SUBJECT TO THE PLAN

  The maximum aggregate number of shares for which awards may be granted under the Plan is limited to 600,000 shares of the Company's common stock, without par value (the "Common Stock"). Common Stock which is subject to any unexercised or undistributed portion of any terminated, expired, exchanged or forfeited award (or awards settled in cash in lieu of Common Stock) will become available for grant pursuant to new awards. The Committee may make such additional rules for determining the number of shares of Common Stock granted under the Plan as it deems necessary or appropriate. The maximum number of shares of Common Stock for which options and SARs can be granted to any one employee under the Plan may not exceed 300,000 shares.

  The Common Stock which may be issued pursuant to an award under the Plan may be treasury shares or authorized but unissued shares or Common Stock acquired, subsequently or in anticipation of the transaction, in the open market or otherwise to satisfy the requirements of the Plan, or any combination of such shares.

  Subject to any required action by the Company's shareholders, in the event the shares of Common Stock have been affected in such a way that an adjustment of outstanding awards is appropriate in order to prevent the dilution or enlargement of rights under the awards (including, without limitation, any extraordinary dividend or other distribution (whether in cash or in kind), recapitalization, stock split, reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, or share exchange, or other similar corporate transaction or event), the Committee will make appropriate equitable adjustments, which may include, without limitation, adjustments to any or all of the number and kind of shares of stock (or other securities ) which may thereafter be issued in connection with such outstanding awards and adjustments to any exercise price specified in the outstanding awards and will also make appropriate equitable adjustments to the number and kind of shares of stock (or other securities) authorized by, or to be granted under, the Plan.

ELIGIBILITY

  Awards may be granted only to employees of the Company (or a Company subsidiary which has more than half of its voting power beneficially owned by the Company) who are designated as participants from time to time by the Committee. The Committee will determine which employees will be participants, the types of awards to be made to participants and the terms, conditions and limitations applicable to the awards.

STOCK OPTIONS

  Options which may be granted by the Committee represent a right to purchase a specified number of shares of Common Stock at a specified price during such period of time as the Committee shall determine. The exercise price per share of Common Stock of any option which is intended to be an ISO will be no less than the fair market value per share of the Common Stock subject to the option on the date the option is granted. The exercise price per share of Common Stock of any option which is intended to be a NSO will be such price as the Committee may determine, which may be more than, equal to or less than the fair market value per share on the date of the option grant.

  An option may be exercised, in whole or in part, by giving written notice of exercise to the Company, specifying the number of shares to be purchased. The exercise price of the option may be paid in cash or, at the discretion of the Committee, may also be paid by the tender of Common Stock already owned by the participant, or through a combination of cash and Common Stock, or through such other means as the Committee determines are consistent with the Plan's purpose and applicable law. No fractional shares will be issued or accepted.

STOCK APPRECIATION RIGHTS

  An SAR is a right to receive, upon surrender of the right, an amount payable in cash and/or shares of Common Stock under such terms and conditions as the Committee determines. An SAR may be granted in tandem with part or all of (or in addition to, or completely independent of) an option or any other award under the Plan. An SAR issued in tandem with an ISO may only be granted at the time of grant of the related ISO.

  The amount payable in cash and/or shares of Common Stock with respect to each SAR will be equal in value to a percentage (including up to 100%) of the amount by which the fair market value per share of Common Stock on the exercise date exceeds the fair market value per share of Common Stock on the date of grant of the SAR. The applicable percentage will be established by the Committee. The agreement evidencing the award may state whether the amount payable is to be paid wholly in cash, wholly in shares of Common Stock or partly in each. If the award agreement does not state the manner of payment, the Committee will determine the manner of payment at the time of payment. The amount payable in shares of Common Stock, if any, is determined with reference to the fair market value per share of Common Stock on the date of exercise.

  Tandem SARs are exercisable only to the extent that the options to which they relate are exercisable. Upon exercise of the Tandem SAR, and to the extent of such exercise, the participant's underlying option will automatically terminate. Similarly, upon the exercise of the tandem option, and to the extent of such exercise, the participant's related SAR will automatically terminate.

RESTRICTED STOCK AWARDS

  Restricted stock is Common Stock that is issued to a participant and is subject to such terms, conditions and restrictions as the Committee deems appropriate, which may include, but are not limited to, restrictions upon the sale, assignment, transfer or other disposition of the restricted stock and the requirement of forfeiture of the restricted stock upon termination of employment or service under certain specified conditions. The Committee may provide for the lapse of any such term or condition or waive any term or condition based on such factors or criteria as the Committee may determine. Subject to such restrictions as the Committee may impose, the participant will have, with respect to awards of restricted stock, all of the rights of a shareholder of the Company, including the right to vote the restricted stock and the right to receive any dividends on such stock.

AWARDS GRANTED BY THE COMMITTEE

  On March 10, 1998, the Committee granted options and restricted stock awards for the numbers of shares of Common Stock shown below, subject to approval by the shareholders of the Plan. No Tandem SARs were granted in conjunction with the options. No other awards have been granted under the Plan as of the date of this Proxy Statement. On March 10, 1998, the fair market value of the Common Stock, determined as provided in Section 18(n) of the Plan, was $60.5625 per share.

                                        STOCK OPTIONS
                                ------------------------------
   NAME OF INDIVIDUAL OR          NUMBER OF   AVERAGE EXERCISE     NUMBER OF
   IDENTIFICATION OF GROUP      OPTION SHARES PRICE PER SHARE  RESTRICTED SHARES
   -----------------------      ------------- ---------------- -----------------
   John T. Ryan III...........      1,650        $66.61875           4,010
                                    5,458        $60.5625
   Thomas B. Hotopp...........      3,366        $60.5625            2,100
   George R. McGee............      1,620        $60.5625            1,010
   James E. Herald............      1,500        $60.5625              930
   All executive officers (in-
    cluding the above)
    as a group................     22,134        $61.01             13,360
   All other employees as a
    group.....................      4,450        $60.5625            2,770

  All of the options are intended to be ISOs, except that the option for 5,458 shares granted to Mr. Ryan and 1,716 shares of the option granted to Mr. Hotopp are NSOs. The exercise price of each option is 100% of the fair market value of the Common Stock on the date the options were granted, except that the exercise price of the option for 1,650 shares granted to Mr. Ryan is 110% of such fair market value. The options become exercisable on September 10, 1998 and expire on March 10, 2008, except that the option for 1,650 shares granted to Mr. Ryan expires on March 10, 2003. Unexercised options will terminate upon any termination of the grantee's employment, except that options may be exercised for up to two years (but not later than the expiration date) following termination due to death, Disability, Retirement or voluntary termination with the consent of the Company and for up to three months (but not later than the expiration date) following any other termination occurring within one year after a Change in Control of the Company.

  The restricted shares are granted subject to the condition that the grantee must remain continuously employed by the Company or a subsidiary through the vesting date, which is March 15, 2001 for 50% of the shares granted to each individual and March 15, 2002 for the remaining shares. Until vesting, the restricted shares are held in escrow by the Company and may not be sold or otherwise transferred. The restricted shares will be forfeited to the Company if the grantee's employment terminates prior to the vesting date, except that vesting will occur immediately upon death, Disability, Retirement or a Change in Control of the Company. Unless and until forfeited to the Company, the grantee has the right to vote the restricted shares and to receive any cash dividends paid thereon. After vesting, the restricted shares may not be sold or otherwise transferred without first offering to sell them to the Company at the then current fair market value.

PERFORMANCE AWARDS

  Performance Awards may be granted under the Plan from time to time based on such terms and conditions as the Committee deems appropriate; provided that such Performance Awards shall not be inconsistent with the terms and purposes of the Plan. Performance Awards are awards the payment or vesting of which is contingent upon the achievement of specified levels of performance under specified Performance Criteria during a performance period of not less than one year by the Company, a subsidiary or subsidiaries, a department or other portion thereof or the participant individually, as determined by the Committee at the time the Performance Award is granted. Performance Awards may be in the form of performance units, performance shares and such other forms of Performance Awards as the Committee determines. The maximum amount that may be paid in cash or in fair market value (determined as of the date of payment or vesting) of Common Stock or other securities under all Performance Awards under the Plan paid to any one participant during a calendar year shall in no event exceed $200,000.

  The Performance Criteria to be used in determining whether a Performance Award has been earned, the level of achievement of such Performance Criteria necessary for the Performance Award to be earned in whole or in part, and the performance period over which such performance will be measured will be determined by the Committee at the time a Performance Award is granted. Such Performance Criteria will be one or more preestablished objective measures of performance during the performance period by the Company, a subsidiary or subsidiaries, any department or other portion thereof or the participant individually. Performance Criteria may be based on earnings or earnings per share; earnings before interest and taxes; return on equity, assets or investment; sales, gross profits or expenses; or stock price. Performance Criteria based on such performance measures may be based either on the level of performance of the Company, subsidiary or portion thereof under such measure for the performance period and/or upon a comparison of such performance with the performance under such measure during a prior period or with the performance of a peer group of corporations selected or defined by the Committee at the time of making a Performance Award. The Committee may in its discretion also determine to use other objective performance measures as Performance Criteria.

EFFECT OF CHANGE IN CONTROL

  Notwithstanding any other provision of the Plan to the contrary, and unless the award agreement shall otherwise provide, immediately prior to any Change in Control of the Company (as defined in Section 18(g) of the Plan), (i) all options and Stand-Alone SARs which are then outstanding will become fully vested and exercisable, (ii) all restrictions with respect to shares of restricted stock which are then outstanding will lapse, and such shares will be fully vested and nonforfeitable and (iii) with respect to all Performance Awards which are then outstanding, all uncompleted performance periods will be deemed to have been completed, the target level of performance set forth with respect to each Performance Criterion under such Performance Awards will be deemed to have been attained and a pro rata portion (based on the ratio of (a) the number of full and partial months which have elapsed from the beginning of the performance period through the Change in Control to (b) the number of months originally contained in the performance period) of each such Performance Award will become payable to the participant, with the remainder of the Performance Award being cancelled for no value. Further, after a Change in Control, no administrative power given the Committee can be used to affect detrimentally the rights of any grantee with respect to any award which is outstanding immediately prior to the Change in Control.

TRANSFERABILITY

  The Plan provides that the agreement evidencing an award must contain a provision stating that the relevant award cannot be assigned, pledged or otherwise transferred except by will or by the laws of descent and distribution and that during the lifetime of a participant the award can be exercised only by such participant or by the participant's guardian or legal representative; provided, however, that, in the Committee's discretion, an award agreement may expressly provide for specifically limited transferability of awards other than ISOs.

AMENDMENT; TERMINATION

  The Board may at any time amend, suspend or terminate the Plan. The Committee may at any time alter or amend any or all award agreements under the Plan to the extent permitted by law. However, no such action by the Board or by the Committee may impair the rights of participants under outstanding awards without the consent of the participants affected thereby. Further, the Board may not amend the Plan without the approval of the Company's shareholders to the extent such approval is required by law, agreement or the rules of any exchange upon which the Common Stock is listed (or if the Common Stock is admitted to quotation on the NASDAQ System, the rules of NASDAQ).

PAYMENT OF TAXES

  The Plan provides that the agreement evidencing an award must contain a provision requiring the withholding of applicable taxes required by law from all amounts paid to the participant in satisfaction of an award. In the case of an award paid in cash, the withholding obligation shall be satisfied by withholding the applicable amount and paying the net amount in cash to the participant. In the case of awards paid in shares of Common Stock or other securities of the Company, (i) a participant may satisfy the withholding obligation by paying the amount of any taxes in cash, or (ii) with the approval of the Committee (or, in case of deduction, by the unilateral action of the Committee), shares of Common Stock or other securities may be deducted by the Company from the payment or delivered to the Company by the participant to satisfy the obligation in full or in part, as long as such withholding or delivery of shares of Common Stock or other securities does not violate any applicable laws, rules or regulations of federal, state or local authorities. The number of shares or other securities to be deducted or delivered will be determined by reference to the fair market value of such shares or securities on the applicable date.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

  The following discussion of certain federal income tax consequence of awards granted under the Plan is a summary only, and reference is made to the Code for a complete statement of all relevant federal tax provisions. It is recommended that holders of awards consult their tax advisors before exercise of any option granted under the Plan and before disposing of any shares of Common Stock acquired upon the exercise thereof or otherwise pursuant to the Plan. Different rules may apply in the case of a grantee who is subject to the reporting requirements of Section 16(a) of the Exchange Act.

 Incentive Stock Options

  An optionee will not recognize taxable income upon the grant of an ISO or, generally, upon the timely exercise of an ISO. Exercise of an ISO will be timely if made during its term and if the optionee remains an employee of the Company or a subsidiary at all times during the period beginning on the date of grant of the ISO and ending on the date no earlier than three months before the date of exercise of the ISO (or one year before the date of exercise of the ISO in the case of a disabled optionee). The amount by which the fair market value of the stock on the exercise date of an ISO exceeds the option price will be an item of adjustment for purposes of the "alternative minimum tax" imposed by Section 55 of the Code. The tax consequences of an untimely exercise of an ISO will be determined in accordance with the rules applicable to NSOs. (See "Certain Federal Income Tax Consequences--Nonqualified Stock Options.")

  If stock acquired pursuant to the timely exercise of an ISO is later disposed of, and if the stock is a capital asset of the optionee, the optionee will, except as noted below, recognize short-term, mid-term or long-term capital gain or loss (depending upon the length of time such shares were held by the optionee) equal to the difference between the amount realized upon such sale and the optionee's tax basis in the shares. The Company, under these circumstances, will not be entitled to any federal income tax deduction in connection with either the exercise of the ISO or the sale of such stock by the optionee.

  If, however, stock acquired pursuant to the exercise of an ISO is disposed of by the optionee prior to the expiration of two years from the date of grant of the ISO or within one year from the date such stock is transferred to the optionee upon exercise (a "disqualifying disposition"), any gain realized by the optionee generally will be taxable at the time of such disqualifying disposition as follows: (i) as compensation income to the extent of the difference between the option price and the lesser of the fair market value of the stock on the date the ISO is exercised or the amount realized on such disqualifying disposition and (ii) if the stock is a capital asset of the optionee, as short-term, mid-term or long-term capital gain (depending upon the length of time such shares were held by the optionee) to the extent of any excess of the amount of gain realized on such disqualifying disposition over the amount recognized as compensation income. In such case, the Company may claim a federal income tax deduction at the time of such disqualifying disposition for the amount taxable to the optionee as compensation income.

  Generally, with respect to the exercise of an ISO by surrender of previously owned shares of Common Stock, if the shares so surrendered are "statutory option stock" (including stock acquired pursuant to the exercise of an ISO) and if, at the date of surrender, the applicable holding period for such shares had not been met, such surrender will constitute a "disqualifying disposition" and any gain realized on such transfer will be taxable to the optionee, as discussed above. Otherwise, when shares of the Company's stock are surrendered upon exercise of an ISO, in general, (i) no gain or loss will be recognized as a result of the exchange, (ii) the number of shares received that is equal in value to the shares surrendered will have the same tax basis as the shares surrendered and (except for purposes of determining whether a disposition will be a disqualifying disposition) will have a holding period that includes the holding period of the shares exchanged, and (iii) any additional shares received will have a zero basis and will have a holding period that begins on the day following the date of the exchange. If any of the shares received are disposed of within two years of the date of grant of the ISO or within one year after exercise, the shares with the lowest basis will be deemed to be disposed of first, and such disposition will be a disqualifying disposition giving rise to compensation income as discussed above.

 Nonqualified Stock Options

  An optionee generally will not recognize taxable income upon the grant of an NSO. Rather, at the time of exercise of an NSO (and in the case of an untimely exercise of an ISO), the optionee will recognize compensation income for federal income tax purposes in an amount equal to the excess of the fair market value of the shares purchased, determined as of the date of exercise, over the option price. The Company will generally be entitled to a tax deduction at such time and in the same amount that the optionee recognizes compensation income.

  If shares acquired upon exercise of an NSO (or upon untimely exercise of an ISO) are later sold or exchanged, then the difference between the amount realized upon such sale and the optionee's tax basis will generally be taxable as long-term, mid-term or short-term capital gain or loss (if the stock is a capital asset of the optionee) depending upon the length of time such shares were held by the optionee.

  Generally, an optionee who pays the option price upon exercise of an NSO, in whole or in part, by delivering shares of the stock already owned by him will recognize no gain or loss for federal income tax purposes on the shares surrendered, but otherwise will be taxed according to the rules described above for NSOs. With respect to shares acquired upon exercise which are equal in value to the shares surrendered, the basis of such shares will be equal to the basis of the shares surrendered, and the holding period of shares acquired will include the holding period of the shares surrendered. The basis of additional shares received upon exercise will be equal to the amount of cash, if any, paid upon exercise of the NSO plus the amount treated as compensation income received by the optionee, and the holding period for such additional shares will commence on such date.

 Stock Appreciation Rights

  A grantee does not recognize any taxable income for federal income tax purposes at the time of grant of an SAR. Upon the exercise of SARs, the amount of any cash and the fair market value as of the date of exercise of any shares of the stock received in connection with such exercise is taxable to the grantee as compensation income, and the Company generally will be entitled to a corresponding deduction. Upon the sale of the stock acquired upon exercise of SARs, grantees will recognize capital gain or loss (assuming such stock was held as a capital asset) in an amount equal to the difference between the amount realized upon such sale and the grantee's tax basis in the stock.

 Restricted Stock Awards

  A grantee generally does not recognize any taxable income for federal income tax purposes upon the grant of a restricted stock award, provided the shares are subject to restrictions (that is, they are nontransferable and subject to a substantial risk of forfeiture), but rather will recognize compensation income in an amount equal to the fair market value of the stock at the time the shares are no longer subject to a substantial risk of forfeiture (as defined in the Code). The Company generally will be entitled to a deduction at the time when, and in the amount that, the grantee recognizes compensation income. However, a grantee may elect (not later than 30 days after acquiring such shares) to recognize compensation income at the time the restricted shares are awarded in an amount equal to their fair market value at that time, notwithstanding the fact that such shares are subject to restrictions and a substantial risk of forfeiture. If such an election is made, no additional taxable income will be recognized by such grantee at the time the restrictions lapse. The Company generally will be entitled to a tax deduction at the time when, and to the extent that, compensation income is recognized by such grantee. However, if shares in respect of which such election was made are later forfeited, no tax deduction is allowable to the grantee for the forfeited shares, and the Company will be deemed to recognize ordinary income equal to the amount of the deduction allowed to the Company at the time of the election in respect of such forfeited shares.

 Performance Awards

  A grantee will not recognize any taxable income for federal income tax purposes upon receipt of a Performance Award. The fair market value of any stock and any cash received pursuant to the award will be treated as compensation income received by the grantee, generally in the year in which the grantee receives the stock and/or cash. The Company generally will be entitled to a deduction for compensation paid in the same amount treated as compensation income to the grantee.

 Other Tax Matters

  The exercise by an optionee of an option, the lapse of restrictions on restricted shares, or the deemed earnout of a Performance Award following the occurrence of a Change in Control, in certain circumstances, may result in (i) a 20% Federal excise tax (in addition to Federal income tax) to the grantee on certain payments of Common Stock or cash resulting from such option exercise or deemed earnout of a Performance Award or, in the case of restricted shares, on all or a portion of the fair market value of the shares on the date the restrictions lapse and (ii) the loss of a compensation deduction which would otherwise be allowable to the Company as explained above. The Company may lose a compensation deduction, which would otherwise be allowable, for all or a part of compensation paid to any employee if, as of the close of the tax year, the employee is the chief executive officer of the Company (or acts in that capacity) or is among the other four highest compensated officers for that tax year for whom compensation is required to be reported to shareholders under the Exchange Act, and the total compensation paid to such employee for the year exceeds $1,000,000.

VOTE REQUIRED FOR APPROVAL

  Approval of the adoption of the 1998 Management Share Incentive Plan requires the affirmative vote of a majority of the votes cast on the proposal by the holders of Common Stock voting in person or by proxy at the Annual Meeting, with a quorum of a majority of the outstanding shares of Common Stock being present or represented. Under the Pennsylvania Business Corporation Law, an abstention or broker non-vote is not a vote cast and will not be counted in determining the number of votes required for approval, though it will be counted in determining the presence of a quorum.

                     PROPOSAL NO. 3 SELECTION OF AUDITORS

  Because of the importance to the shareholders of having the Company's accounts reviewed by independent accountants, it is the opinion of the Board of Directors that the selection of independent accountants should be submitted to the shareholders. The firm of Price Waterhouse LLP has been the independent accountants for the Company since 1959. Price Waterhouse LLP has advised the Company that neither the firm nor any of its partners has any direct or material indirect financial interest in the Company or any of its subsidiaries.

  As independent accountants for the fiscal year ended December 31, 1997 Price Waterhouse LLP provided auditing services in connection with their examination of the consolidated financial statements of the Company, the separate financial statements of certain of its subsidiaries and certain periodic filings made by the Company with the Securities and Exchange Commission.

  The Board of Directors recommends a vote for the selection of Price Waterhouse LLP as independent accountants, and proxies received in the accompanying form will be so voted, unless a contrary specification is made. It is expected that one or more representatives of Price Waterhouse LLP will be present at the Annual Meeting with the opportunity to make a statement, if they desire to do so, and to respond to appropriate questions. See "Election of Directors" for information concerning the Audit Committee of the Board of Directors.

  Approval of this proposal requires the affirmative vote of a majority of the votes cast on the proposal at the Annual Meeting by the holders of Common Stock voting in person or by proxy. Under the Pennsylvania Business Corporation Law, an abstention is not a vote cast and will not be counted in determining the number of votes required for approval, though it will be counted in determining the presence of a quorum. In the event the proposal is not approved, the Board will treat this as a recommendation to consider other auditors for 1999.

                                 OTHER MATTERS

  The Board of Directors does not know of any matters, other than those referred to herein, which will be presented for action at the meeting. However, in the event of a vote on any other matter that should properly come before the meeting, it is intended that proxies received in the accompanying form will be voted thereon in accordance with the discretion and judgment of the persons named in the proxies.

                          ANNUAL REPORT ON FORM 10-K

  UPON WRITTEN REQUEST TO THE UNDERSIGNED SECRETARY OF THE COMPANY (AT THE ADDRESS SPECIFIED ON PAGE 1) BY ANY SHAREHOLDER WHOSE PROXY IS SOLICITED HEREBY, THE COMPANY WILL FURNISH A COPY OF ITS 1997 ANNUAL REPORT ON FORM 10-K TO THE SECURITIES AND EXCHANGE COMMISSION, TOGETHER WITH FINANCIAL STATEMENTS AND SCHEDULES THERETO, WITHOUT CHARGE TO THE SHAREHOLDER REQUESTING SAME.

                          1999 SHAREHOLDER PROPOSALS

  To be eligible for inclusion in the Company's proxy statement for the 1999 Annual Meeting, any shareholder's proposal(s) must be received by the Company at its principal executive offices not later than November 25, 1998.

                           EXPENSES OF SOLICITATION

  All expenses incident to the solicitation of proxies by the Board of Directors will be paid by the Company. The Company will, upon request, reimburse brokerage houses and other custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred in forwarding copies of solicitation material to beneficial owners of Common Stock held in the names of such persons. In addition to solicitation by mail, in a limited number of instances, regular employees of the Company may solicit proxies in person or by telephone. Employees will receive no additional compensation for any such solicitation.

                                              By Order of the Board of
                                              Directors,

                                                       DONALD H. CUOZZO
                                                            Secretary

                                                                        ANNEX A

                        MINE SAFETY APPLIANCES COMPANY

                     1998 MANAGEMENT SHARE INCENTIVE PLAN

SECTION 1. PURPOSE.

  The purpose of the 1998 Management Share Incentive Plan of Mine Safety Appliances Company (the "Plan") is to benefit the Company's shareholders by encouraging high levels of performance by individuals whose performance is a key element in achieving the Company's continued success by rewarding the creation of shareholder value, and to enable the Company to recruit, reward, retain and motivate employees to work as a team to achieve the Company's goals.

SECTION 2. DEFINITIONS IN LAST SECTION.

  For purposes of the Plan, capitalized terms, unless defined where the respective term first appears in this Plan, shall have the meanings given in the last Section hereof.

SECTION 3. ELIGIBILITY.

  Awards may be granted only to Employees who are designated as Participants from time to time by the Committee. The Committee shall determine which Employees shall be Participants, the types of Awards to be made to Participants and the terms, conditions and limitations applicable to the Awards.

SECTION 4. AWARDS.

  Awards may include, but are not limited to, those described in this Section
4. The Committee may grant Awards singly, in tandem or in combination with other Awards, as the Committee may in its sole discretion determine; provided that Stock Options may not be granted in tandem with Incentive Stock Options. Subject to the other provisions of this Plan, Awards may also be granted in combination or in tandem with, in replacement of, or as alternatives to, grants or rights under this Plan and any other employee benefit or compensation plan of the Company.

 4.1 Stock Options

  A Stock Option is a right to purchase a specified number of Shares at a specified price during such specified time as the Committee shall determine.

(a) Options granted may be either of a type that complies with the requirements of incentive stock options as defined in Section 422 of the Code ("Incentive Stock Options") or of a type that does not comply with such requirements ("Non-Qualified Stock Options"). The requirements imposed by the Code and the regulations thereunder for qualification as an Incentive Stock Option, whether or not specified in this Plan, shall be deemed incorporated within any Award Agreement pertaining to an Incentive Stock Option.

(b) The exercise price per Share of any Stock Option which is intended to be an Incentive Stock Option shall be no less than the Fair Market Value per Share subject to the option on the date the Stock Option is granted, except that in the case of an Incentive Stock Option granted to an Employee who, immediately prior to such grant, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any subsidiary (a "Ten Percent Employee"), the exercise price per Share shall not be less than one hundred ten percent (110%) of such Fair Market Value per Share on the date the Incentive Stock Option is granted. For purposes of this Section 4.1(b), an individual (i) shall be considered as owning not only shares of stock owned individually but also all shares of stock that are at the time owned, directly or indirectly, by or for the spouse, ancestors, lineal descendants and brothers and sisters (whether by the whole or half blood) of such individual and (ii) shall be considered as owning proportionately any shares owned, directly or indirectly, by or for any corporation, partnership, estate or trust in which such individual is a shareholder, partner or beneficiary.

(c) The term of any Stock Option which is intended to be an Incentive Stock Option shall not be greater than ten years from its date of grant, except that in the case of a Ten Percent Employee, such term shall not be greater than five years.

(d) A Stock Option may be exercised, in whole or in part, by giving written notice of exercise to the Company, specifying the number of Shares to be purchased.

(e) The exercise price of the Stock Option may be paid in cash or, at the discretion of the Committee, may also be paid by the tender of Stock already owned by the Participant, or through a combination of cash and Stock, or through such other means the Committee determines are consistent with the Plan's purpose and applicable law. No fractional Shares will be issued or accepted.

(f) Notwithstanding any other provision contained in the Plan or in any Award Agreement, but subject to the possible exercise of the Committee's discretion contemplated in the last sentence of this Section 4.1(f), the aggregate Fair Market Value on the date of grant, of the Shares with respect to which Incentive Stock Options are exercisable for the first time by an Employee during any calendar year under all plans of the corporation employing such Employee, any parent or subsidiary corporation of such corporation and any predecessor corporation of any such corporation shall not exceed $100,000. If the date on which one or more of such Incentive Stock Options could first be exercised would be accelerated pursuant to any provision of the Plan or any Award Agreement, and the acceleration of such exercise date would result in a violation of the restriction set forth in the preceding sentence, then, notwithstanding any such provision, but subject to the provisions of the next succeeding sentence, the exercise dates of such Incentive Stock Options shall be accelerated only to the date or dates, if any, that do not result in a violation of such restriction and, in such event, the exercise dates of the Incentive Stock Options with the lowest option prices shall be accelerated to the earliest such dates. The Committee may, in its discretion, authorize the acceleration of the exercise date of one or more Incentive Stock Options even if such acceleration would violate the $100,000 restriction set forth in the first sentence of this paragraph and even if such Incentive Stock Options are thereby converted in whole or in part to Non-Qualified Stock Options.

 4.2 Stock Appreciation Rights

  A Stock Appreciation Right is a right to receive, upon surrender of the right, an amount payable in cash and/or Shares under such terms and conditions as the Committee shall determine.

(a) A Stock Appreciation Right may be granted in tandem with part or all of (or in addition to, or completely independent of) a Stock Option or any other Award under this Plan. A Stock Appreciation Right issued in tandem with a Stock Option may be granted at the time of grant of the related Stock Option or at any time thereafter during the term of the Stock Option; provided, however, that a Stock Appreciation Right issued in tandem with an Incentive Stock Option can only be granted at the time of grant of the Incentive Stock Option.

(b) The amount payable in cash and/or Shares with respect to each right shall be equal in value to a percentage (including up to 100%) of the amount by which the Fair Market Value per Share on the exercise date exceeds the Fair Market Value per Share on the date of grant of the Stock Appreciation Right. The applicable percentage shall be established by the Committee. The Award Agreement may state whether the amount payable is to be paid wholly in cash, wholly in Shares or partly in each; if the Award Agreement does not so state the manner of payment, the Committee shall determine such manner of payment at the time of payment. The amount payable in Shares, if any, is determined with reference to the Fair Market Value per Share on the date of exercise.

(c) Stock Appreciation Rights issued in tandem with Stock Options shall be exercisable only to the extent that the Stock Options to which they relate are exercisable. Upon exercise of the tandem Stock Appreciation Right, and to the extent of such exercise, the Participant's underlying Stock Option shall automatically terminate. Similarly, upon the exercise of the tandem Stock Option, and to the extent of such exercise, the Participant's related Stock Appreciation Right shall automatically terminate.

(d) Notwithstanding any other provision of this Plan to the contrary, with respect to a Stock Appreciation Right granted in connection with an Incentive Stock Option: (i) the Stock Appreciation Right will expire no later than the expiration of the underlying Incentive Stock Option; (ii) the value of the payout with respect to the Stock Appreciation Right may be for no more than one hundred percent (100%) of the difference between the exercise price of the underlying Incentive Stock Option and the Fair Market Value of the Shares subject to the underlying Incentive Stock Option at the time the Stock Appreciation Right is exercised; and (iii) the Stock Appreciation Right may be exercised only when the Fair Market Value of the Shares subject to the Incentive Stock Option exceeds the per Share exercise price of the Incentive Stock Option.

 4.3 Restricted Stock

  Restricted Stock is Stock that is issued to a Participant and is subject to such terms, conditions and restrictions as the Committee deems appropriate, which may include, but are not limited to, restrictions upon the sale, assignment, transfer or other disposition of the Restricted Stock and the requirement of forfeiture of the Restricted Stock upon termination of employment under certain specified conditions. The Committee may provide for the lapse of any such term or condition or waive any term or condition based on such factors or criteria as the Committee may determine. Subject to the restrictions stated in this Section 4.3 and in the applicable Award Agreement, the Participant shall have, with respect to Awards of Restricted Stock, all of the rights of a shareholder of the Company, including the right to vote the Restricted Stock and the right to receive any cash dividends on such Stock. Unless otherwise determined by the Committee, dividends or other distributions on Restricted Stock which are paid in Shares or other securities or property shall be held subject to the same terms, conditions and restrictions as the Restricted Stock on which they are paid.

 4.4 Performance Awards

  Performance Awards may be granted under this Plan from time to time based on such terms and conditions as the Committee deems appropriate; provided that such Awards shall not be inconsistent with the terms and purposes of this Plan. Performance Awards are Awards the payment or vesting of which is contingent upon the achievement of specified levels of performance under specified Performance Criteria during a specified Performance Period by the Company, a subsidiary or subsidiaries, any branch, department or other portion thereof or the Participant individually, as determined by the Committee at the time the Performance Award is granted. Performance Awards may be in the form of performance units, performance shares and such other forms of Performance Awards as the Committee shall determine. The maximum amount that may be paid in cash or in Fair Market Value (determined as of the date of payment or vesting) of Shares or other securities under all Performance Awards under the Plan paid to any one Participant during a calendar year shall in no event exceed $200,000.

 4.5 Other Awards

  The Committee may from time to time grant Stock, other Stock-based and non-Stock-based Awards under the Plan (singly, in tandem or in combination with other Awards), including without limitation those Awards pursuant to which Shares are or may in the future be acquired, Awards denominated in Stock units, securities convertible into Stock, phantom securities, dividend equivalents and cash. The Committee shall determine the terms and conditions of such other Stock, Stock-based and non-Stock-based Awards, provided that such Awards shall not be inconsistent with the terms and purposes of this Plan.

SECTION 5. AWARD AGREEMENTS.

  Each Award under this Plan shall be evidenced by an Award Agreement setting forth the number of Shares or other securities, Stock Appreciation Rights, or units subject to the Award, if any, and such other terms and conditions applicable to the Award (and not inconsistent with this Plan) as are determined by the Committee.

(a) Award Agreements shall include the following terms:

  (i) Non-assignability: A provision that the relevant Award shall not be assigned, pledged or otherwise transferred except by will or by the laws of descent and distribution and that during the lifetime of a Participant, the Award shall be exercised only by such Participant or by the Participant's guardian or legal representative; provided, however, that, in the Committee's discretion, and except in the case of Incentive Stock Options, an Award Agreement may expressly provide for specifically limited transferability.

  (ii) Termination of Employment: A provision describing the treatment of an Award in the event of the Retirement, Disability, death or other termination of a Participant's employment with the Company, including but not limited to terms relating to the vesting, time for exercise, forfeiture or cancellation of an Award in such circumstances.

  (iii) Rights as Shareholder: A provision that a Participant shall have no rights as a shareholder with respect to any securities covered by an Award until the date the Participant becomes the holder of record. Except as provided in Section 8 hereof, no adjustment shall be made for dividends or other rights, unless the Award Agreement specifically requires such adjustment, in which case, grants of dividend equivalents or similar rights shall not be considered to be a grant of any other shareholder right.

  (iv) Withholding: A provision requiring the withholding of applicable taxes required by law from all amounts paid in satisfaction of an Award to a Participant. In the case of an Award paid in cash, the withholding obligation shall be satisfied by withholding the applicable amount and paying the net amount in cash to the Participant. In the case of Awards paid in Shares or other securities of the Company, (i) a Participant may satisfy the withholding obligation by paying the amount of any taxes in cash, (ii) with the approval of the Committee (or, in the case of deduction, by the unilateral action of the Committee), Shares or other securities may be deducted by the Company from the payment or delivered to the Company by the Participant to satisfy the obligation in full or in part as long as such withholding or delivery of Shares or other securities does not violate any applicable laws, rules or regulations of federal, state or local authorities. The number of Shares or other securities to be deducted or delivered shall be determined by reference to the Fair Market Value of such Shares or securities on the applicable date.

(b) Award Agreements may include such other terms as are necessary and appropriate to effect an Award to the Participant, including but not limited to (i) the term of the Award, (ii) vesting provisions, (iii) deferrals, (iv) any requirements for continued employment with the Company, (v) any other restrictions or conditions (including performance requirements) on the Award and the method by which restrictions or conditions lapse, (vi) the effect upon the Award of a Change in Control,
    (vii) the price, amount or value of Awards, (viii) such Participant's permitted transferees, if any, (ix) all Shares issued or issuable to such Participant in connection with an Award in the event of such Participant's termination of employment, and (x) any other terms and conditions which the Committee shall deem necessary and desirable.

SECTION 6. SHARES OF STOCK SUBJECT TO THE PLAN.

(a) Subject to the adjustment provisions of Section 8 hereof, the maximum aggregate number of Shares which may be granted pursuant to the Plan is 600,000 Shares.

(b) Any Shares which are subject to any unexercised or undistributed portion of any terminated, expired, exchanged or forfeited Award (or Awards settled in cash in lieu of Shares) shall become available for grant pursuant to new Awards.

(c) The Committee may make such additional rules for determining the number of Shares granted under the Plan as it deems necessary or appropriate.

(d) The Stock which may be issued pursuant to an Award under the Plan may be treasury Stock or authorized but unissued Stock or Stock acquired, subsequently or in anticipation of the transaction, in the open market or otherwise to satisfy the requirements of the Plan, or any combination of such Stock.

(e) Subject to the adjustment provisions of Section 8 hereof, the maximum aggregate number of Shares available for grants of Stock Options or Stock Appreciation Rights to any one Participant under the Plan shall not exceed 300,000 Shares. The limitation in the preceding sentence shall be interpreted and applied in a manner consistent with Section 162(m) of the Code.

SECTION 7. ADMINISTRATION.

(a) The Plan and all Awards granted pursuant thereto shall be administered by the Committee so that, insofar as is possible and practicable, transactions with respect to Awards under the Plan shall be exempt from
    Section 16(b) of the Exchange Act. A majority of the members of the Committee shall constitute a quorum. The vote of a majority of a quorum (or the unanimous consent in writing of the members of the Committee) shall constitute action by the Committee.

(b) The Committee shall periodically determine the Participants in the Plan and the nature, amount, pricing, timing, and other terms of Awards to be made to such individuals.

(c) The Committee shall have the power to interpret and administer the Plan. All questions of interpretation with respect to the Plan, the number of Shares or other securities, Stock Appreciation Rights, or units granted, and the terms of any Award Agreements shall be determined by the Committee, and its determination shall be final and conclusive upon all parties in interest. In the event of any conflict between an Award Agreement and the Plan, the terms of the Plan shall govern.

(d) The Committee may delegate to the officers or employees of the Company the authority to execute and deliver such instruments and documents, to do all such ministerial acts and things, and to take all such other ministerial steps deemed necessary, advisable or convenient for the effective administration of the Plan in accordance with its terms and purpose.

(e) Notwithstanding the foregoing provisions of this Section 7, no power given the Committee herein shall be used after a Change in Control to affect detrimentally the rights of any Participant with respect to any Awards hereunder which are outstanding immediately prior to the Change in Control.

SECTION 8. EQUITABLE ADJUSTMENTS.

  Subject to any required action by the Company's shareholders, upon the occurrence of any event which affects the Shares in such a way that an adjustment of outstanding Awards is appropriate in order to prevent the dilution or enlargement of rights under the Awards (including, without limitation, any extraordinary dividend or other distribution (whether in cash or in kind), recapitalization, stock split, reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, or share exchange, or other similar corporate transaction or event), the Committee shall make appropriate equitable adjustments, which may include, without limitation, adjustments to any or all of the number and kind of Shares (or other securities) which may thereafter be issued in connection with such outstanding Awards and adjustments to any exercise price specified in the outstanding Awards and shall also make appropriate equitable adjustments to the number and kind of Shares (or other securities) authorized by or to be granted under the Plan.

SECTION 9. CHANGE IN CONTROL.

  Notwithstanding any other provision of the Plan to the contrary, and unless the applicable Award Agreement shall otherwise provide, immediately prior to any Change in Control of the Company, (i) all Stock Options and freestanding Stock Appreciation Rights which are then outstanding hereunder shall become fully vested and exercisable, (ii) all restrictions with respect to Shares of Restricted Stock which are then outstanding hereunder shall lapse, and such Shares shall be fully vested and nonforfeitable, and (iii) with respect to all Performance Awards which are then outstanding hereunder, all uncompleted Performance Periods shall be deemed to have been completed, the target level of performance set forth with respect to each Performance Criterion under such Performance Awards shall be deemed to have been attained and a pro rata portion (based on the ratio of (i) the number of full and partial months which have elapsed from the beginning of the Performance Period through the Change in Control to (ii) the number of months originally contained in the Performance Period) of each such Performance Award shall become payable to the respective Participant, with the remainder of each such Performance Award being cancelled for no value.

SECTION 10. RIGHTS OF EMPLOYEES.

(a) Status as an eligible Employee shall not be construed as a commitment that any Award will be made under the Plan to such eligible Employee or to eligible Employees generally.

(b) Nothing contained in the Plan (or in any other documents related to this Plan or to any Award) shall confer upon any Employee or Participant any right to continue in the employ of the Company or any of its subsidiaries or constitute any contract or limit in any way the right of the Company or any subsidiary to change such person's compensation or other benefits or to terminate the employment of such person with or without cause.

SECTION 11. COMPLIANCE WITH APPLICABLE LEGAL REQUIREMENTS.

  Awards shall be subject to the requirement that if at any time the Committee shall determine, in its discretion, that the listing, registration or qualification of the Shares subject to the Awards upon any securities exchange or under any state or federal securities or other law or regulation, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition to or in connection with the granting of the Awards or the issuance or purchase of Shares thereunder, no Awards may be granted or exercised, in whole or in part, unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Committee. The holders of such Awards will supply the Company with such certificates, representations and information as the Company shall request and shall otherwise cooperate with the Company in obtaining such listing, registration, qualification, consent or approval.

SECTION 12. AMENDMENT AND TERMINATION.

  The Board may at any time amend, suspend or terminate the Plan. The Committee may at any time alter or amend any or all Award Agreements under the Plan to the extent permitted by law. However, no such action by the Board or by the Committee shall impair the rights of Participants under outstanding Awards without the consent of the Participants affected thereby. Further, the Board shall not amend the Plan without the approval of the Company's shareholders to the extent such approval is required by law, agreement or the rules of any exchange upon which the Stock shall be listed (or if the Stock shall be admitted to quotation on the National Association of Securities Dealers Automated Quotation ("NASDAQ") System, the rules of NASDAQ).

SECTION 13. UNFUNDED PLAN.

  The Plan shall be unfunded. Neither the Company nor the Board shall be required to segregate any assets that may at any time be represented by Awards made pursuant to the Plan. Neither the Company, the Committee, nor the Board shall be deemed to be a trustee of any amounts to be paid under the Plan.

SECTION 14. LIMITS OF LIABILITY.

(a) Any liability of the Company to any Participant with respect to an Award shall be based solely upon contractual obligations created by the Plan and the Award Agreement.

(b) Neither the Company nor any member of the Board or of the Committee, nor any other person participating in any determination of any question under the Plan, or in the interpretation, administration or application of the Plan, shall have any liability to any party for any action taken or not taken, in good faith under the Plan.

SECTION 15. EFFECTIVE DATE AND DURATION OF THE PLAN.

  The Plan shall become effective upon its adoption by the Board (the "Effective Date"); provided, however, that the grant of any Award shall be subject to and contingent upon obtaining the approval of this Plan by the Company's shareholders within twelve (12) months after the date the Plan is adopted by the Board. Subject to obtaining such approval, the Committee shall have authority to grant Awards hereunder from the Effective Date until the tenth (10th) anniversary of the Effective Date, subject to the ability of the Board to terminate the Plan as provided in Section 12 hereof.

SECTION 16. 1987 MANAGEMENT SHARE INCENTIVE PLAN.

  Outstanding grants of options, Restricted Stock and all other outstanding awards under the Company's 1987 Management Share Incentive Plan shall continue to be subject to, and administered in accordance with, the terms of that plan.

SECTION 18. DEFINITIONS.

  For purposes of the Plan, the following terms, as used herein, shall have the respective meanings specified:

(a) "Affiliate" shall have the meaning set forth in Rule 12b-2 promulgated under Section 12 of the Exchange Act.

(b) "Award" or "Awards" means an award granted pursuant to Section 4 hereof.

(c) "Award Agreement" means an agreement described in Section 5 hereof entered into between the Company and a Participant, setting forth the terms, conditions and any limitations applicable to the Award granted to the Participant.

(d) "Beneficial Owner" shall have the meaning set forth in Rule 13d-3 under the Exchange Act.

(e) "Beneficiary" means a person or persons designated by a Participant (if the terms of the relevant Award Agreement permit such a designation) to receive, in the event of death, any unpaid portion of an Award held by the Participant. Any Participant so permitted by an Award Agreement may, subject to such limitations as may be prescribed by the Committee, designate one or more persons primarily or contingently as beneficiaries in writing upon forms supplied by and delivered to the Company, and may revoke such designations in writing. If a Participant having a right to designate a beneficiary under an Award Agreement fails effectively to designate a beneficiary, then the Award will be paid in the following order of priority:

    (I) Surviving spouse;

    (II) Surviving children in equal shares; or

    (III) To the estate of the Participant.

(f) "Board" means the Board of Directors of the Company as it may be comprised from time to time.

(g) A "Change in Control" shall be deemed to have occurred if the event set forth in any one of the following paragraphs of this Section 18(g) shall have occurred:

    (I)any Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such Person any securities acquired directly from the Company or its Affiliates) representing thirty percent (30%) or more of the combined voting power of the Company's then outstanding securities, excluding any Person who becomes such a Beneficial Owner in connection with a transaction described in clause
    (i) of paragraph (III) below; or

    (II)the following individuals cease for any reason to constitute a majority of the number of directors then serving: individuals who, on March 11, 1998, constitute the Board and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the

    Company) whose appointment or election by the Board or nomination for election by the Company's shareholders was approved or recommended by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors on March 11, 1998 or whose appointment, election or nomination for election was previously so approved or recommended; or

    (III)there is consummated a merger or consolidation of the Company or any direct or indirect subsidiary of the Company with any other corporation, other than (i) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof), in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any subsidiary of the Company, at least fifty-one percent (51%) of the combined voting power of the securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation, or
    (ii) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company representing thirty percent (30%) or more of the combined voting power of the Company's then outstanding securities; or

    (IV)the shareholders of the Company approve a plan of complete liquidation or dissolution of the Company or there is consummated an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets, other than a sale or disposition by the Company of all or substantially all of the Company's assets to an entity, at least fifty-one percent (51%) of the combined voting power of the voting securities of which are owned by shareholders of the Company in substantially the same proportions as their ownership of the Company immediately prior to such sale.

Notwithstanding the foregoing, a "Change in Control" shall not be deemed to have occurred by virtue of the consummation of any transaction or series of integrated transactions immediately following which the record holders of the Stock of the Company immediately prior to such transaction or series of transactions continue to have substantially the same proportionate ownership in an entity which owns all or substantially all of the assets of the Company immediately following such transaction or series of transactions.

(h) "Code" means the Internal Revenue Code of 1986, as amended from time to time, or any successor statute. References to specified provisions of the Code shall also include any successor provisions.

(i) "Committee" means a committee of the Board appointed to administer the Plan (which committee may also be the Compensation Committee of the Board). The Committee shall be composed of two or more directors as appointed from time to time to serve by the Board. If for any reason a Committee shall not have been appointed by the Board, the Board shall serve as such Committee.

(j) "Company" means Mine Safety Appliances Company, a Pennsylvania corporation, or any successor corporation (except that Company shall not mean any successor corporation thereto in determining under Section 18(g) hereof whether or not any Change in Control of the Company has occurred).

(k) "Disability" shall mean the inability, in the opinion of the Committee, of a Participant, because of an injury or sickness, to work at a reasonable occupation which is available with the Company or at any gainful occupation to which the Participant is or may become fitted, except that in the case of Incentive Stock Options, Disability shall mean permanent and total disability as defined in Section 422(e)(3) of the Code.

(l) "Employee" means any individual who is an employee of the Company or any Participating Subsidiary.

(m) "Exchange Act" means the Securities Exchange Act of 1934, as amended and in effect from time to time, or any successor statute.

(n) "Fair Market Value" of a Share, unless otherwise provided in the applicable Award Agreement, means:

    (I)If the Stock is admitted to trading on one or more national securities exchanges,

    (A) the average of the reported highest and lowest sale prices per Share as reported on the reporting system selected by the Committee on the relevant date; or

    (B) in the absence of reported sales on that date, the average of the reported highest and lowest sales prices per Share on the last previous day for which there was a reported sale; or

    (II)If the Stock is not admitted to trading on any national securities exchange, but is admitted to quotation on the NASDAQ System and has been designated as a NASDAQ National Market ("NNM") security,

    (A) the average of the reported highest and lowest sale prices per Share as reported on NASDAQ on the relevant date; or

    (B) in the absence of reported sales on that date, the average of the reported highest and lowest sales prices per Share on the last previous day for which there was a reported sale; or

    (III)If the Stock is not admitted to trading on any national securities exchange, but is admitted to quotation on NASDAQ as a NASDAQ SmallCap Market security (and has not been designated as a NNM security), the average of the highest bid and lowest asked prices per Share on the relevant date; or

    (IV)If the preceding clauses (I), (II) and (III) do not apply, the Fair Market Value determined by the Committee, using such criteria as it shall determine, in good faith and in its sole discretion, to be appropriate for such valuation.

(o) "Participant" means an Employee who has been designated by the Committee to receive an Award Pursuant to this Plan.

(p) "Participating Subsidiary" means a subsidiary of the Company, of which the Company beneficially owns (whether at the date of adoption of this Plan or at a later date), directly or indirectly, more than 50% of the aggregate voting power of all outstanding classes and series of stock.

(q) "Performance Award" means an Award which is granted pursuant to Section
    4.4 hereof and is contingent upon the performance of all or a portion of the Company and/or its subsidiaries and/or which is contingent upon the individual performance of the Participant to whom it is granted.

(r) "Performance Criteria" means one or more preestablished, objective measures of performance during a Performance Period by the Company, a subsidiary or subsidiaries, any department or other portion thereof or the Participant individually, selected by the Committee in its discretion to determine whether a Performance Award has been earned in whole or in part. Performance Criteria may be based on earnings or earnings per share; earnings before interest and taxes; return on equity, assets or investment; sales, gross profits or expenses; or stock price. Performance Criteria based on such performance measures may be based either on the level of performance of the Company, subsidiary or portion thereof under such measure for the Performance Period and/or upon a comparison of such performance with the performance under such measure during a prior period or with the performance of a peer group of corporations selected or defined by the Committee at the time of making a Performance Award. The Committee may in its discretion also determine to use other objective performance measures as Performance Criteria.

(s) "Performance Period" means an accounting period of the Company or a subsidiary of not less than one year, as determined by the Committee in its discretion.

(t) "Person" shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof, except that such term shall not include (i) the Company or any of its subsidiaries,
    (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Affiliates, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities,
    (iv) a corporation owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of Stock of the Company or (v) any individual or entity [including the trustees (in such capacity) of any such entity which is a trust] which is directly or indirectly, the Beneficial Owner of securities of the Company representing five percent (5%) or more of the combined voting power of the Company's then outstanding securities immediately before the Effective Date or any Affiliate of any such individual or entity, including, for purposes of this
   Section 18(t), any of the following: (A) any trust (including the trustees thereof in such capacity) established by or for the benefit of any such individual; (B) any charitable foundation (whether a trust or a corporation, including the trustees or directors thereof in such capacity) established by any such individual; (C) any spouse of any such individual;
   (D) the ancestors (and spouses) and lineal descendants (and spouses) of such individual and such spouse; (E) the brothers and sisters (whether by the whole or half blood or by adoption) of either such individual or such spouse; or (F) the lineal descendants (and their spouses) of such brothers and sisters.

(u) "Restricted Stock" means Shares which have certain restrictions attached to the ownership thereof, which may be issued under Section 4.3.

(v) "Retirement" means a termination of employment with the Company or a Participating Subsidiary at or after age 65 with the prior written consent of the Committee.

(w) "Share" means a share of Stock.

(x) "Stock" means the Common Stock, without par value, of the Company, or, in the event that the outstanding Common Stock is hereafter changed into, or exchanged for, different stock or securities, such other stock or securities.

(y) "Stock Appreciation Right" means a right, the value of which is determined relative to the appreciation in value of Shares, which may be issued under
    Section 4.2.

(z) "Stock Option" means a right to purchase Shares granted pursuant to
    Section 4.1 and includes Incentive Stock Options and Non-Qualified Stock Options as defined in Section 4.1

                                     LOGO
                                      MSA

MINE SAFETY APPLIANCES COMPANY . P.O. BOX 426, PITTSBURGH, PENNSYLVANIA 15230 . PHONE (412) 967-3000

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To the Holders of 4 1/2% Cumulative Preferred Stock of Mine Safety Appliances Company:

  Notice is hereby given that the Annual Meeting of Shareholders of Mine Safety Appliances Company will be held on Tuesday, May 5, 1998, at 9:00 A.M., local Pittsburgh time, at the Company's headquarters, 121 Gamma Drive, RIDC Industrial Park, O'Hara Township, Pittsburgh, Pennsylvania for the purpose of considering and acting upon the following:

  (1) Election of Directors: The election of two directors for a term of three years;

  (2) 1998 Management Share Incentive Plan: Approval of the adoption of the Company's 1998 Management Share Incentive Plan;

  (3) Selection of Auditors: The selection of independent accountants for the year ending December 31, 1998;

and such other business as may properly come before the Annual Meeting or any adjournment thereof.

  Only the holders of Common Stock of the Company of record on the books of the Company at the close of business on February 27, 1998 are entitled to notice of and to vote at the meeting and any adjournment thereof.

  You are cordially invited to attend the meeting even though as a holder of 4 1/2% Cumulative Preferred Stock you have no voting rights.

                                              By Order of the Board of
                                              Directors,

                                                      Donald H. Cuozzo
                                                          Secretary

March 25, 1998

   PROXY--MINE SAFETY APPLIANCES COMPANY--1998 ANNUAL MEETING OF SHAREHOLDERS

  The undersigned hereby appoints John T. Ryan III, Thomas B. Hotopp and Donald
H. Cuozzo, or any of them, as proxies, with power of substitution, to vote all shares of MINE SAFETY APPLIANCES COMPANY which the undersigned is entitled to vote at the 1998 Annual Meeting of Shareholders and any adjournment thereof:

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1,2 AND 3 BELOW:

1.Election of two Directors for terms expiring in 2001. Nominees: Helen Lee
   Henderson and John T. Ryan III.

       FOR all nominees listed         WITHHOLD AUTHORITY to vote for
       (except as marked to the        all nominees listed [_]
            contrary below) [_]

  (Instructions: To withhold authority to vote for any nominee, write that nominee's name on the line provided below.)

  -----------------------------------------------------------------------------

2.Approval of the 1998 Management Share Incentive Plan.
   FOR [_]  AGAINST [_]  ABSTAIN [_]

3.Selection of Price Waterhouse LLP as independent accountants.
   FOR [_]  AGAINST [_]  ABSTAIN [_]

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

  THIS PROXY WILL BE VOTED AS DIRECTED, OR, IF NO DIRECTION IS GIVEN, FOR ITEMS 1,2 AND 3 ABOVE. A VOTE FOR ITEM 1 INCLUDES DISCRETIONARY AUTHORITY TO VOTE FOR A SUBSTITUTE IF ANY NOMINEE LISTED BECOMES UNABLE OR UNWILLING TO SERVE. The proxies named are authorized to vote in their discretion upon such other matters as may properly come before the meeting or any adjournment thereof.

  The undersigned hereby revokes all previous proxies for such Annual Meeting, acknowledges receipt of the Notice of Annual Meeting and Proxy Statement, and ratifies all that said proxies may do by virtue hereof.

                                                 Dated ................ , 1998

                                                 ...................... (SEAL)

                                                 ...................... (SEAL)
                                                          (Signature)

                                                 Please sign exactly as your
                                                 name appears hereon. FOR
                                                 JOINT ACCOUNTS, EACH JOINT
                                                 OWNER SHOULD SIGN. When
                                                 signing as attorney,
                                                 executor, administrator,
                                                 trustee, etc., please give
                                                 your full title as such. If
                                                 a corporation, please sign
                                                 full corporate name by
                                                 President or other
                                                 authorized officer and give
                                                 full title. If a
                                                 partnership, please sign in
                                                 partnership name by
                                                 authorized person and give
                                                 full title.

   PLEASE MARK, DATE, EXECUTE AND RETURN THIS PROXY PROMPTLY IN THE ENCLOSED
                                   ENVELOPE.